GOLDMAN SACHS EQUITY PORTFOLIOS, INC.
                  Supplement dated September 18, 1995 to

          Statement of Additional Information dated June 1, 1995

            The following replaces Appendix B and Appendix C



     The Company may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:


            the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

            the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital
            International EAFE Index, FT-Actuaries Europe &
            Pacific Index and the Standard & Poor's Index of 500
            Common Stocks) over varying periods of time;

            total stock market capitalizations of specific countries and regions on a global basis;

            performance of securities markets of specific countries and regions; and

            value of a dollar amount invested in a particular market or type of security over different periods of time.

     In addition, the Company may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.